SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-06              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On June 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  July 16, 2002              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on June 25, 2002

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

                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Statement to Certificate Holders
                                      June 25, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      82,400,000.00      80,950,430.96     8,407,661.61      131,589.42    8,539,251.03    0.00     0.00       72,542,769.35
IA2      59,500,000.00      59,500,000.00             0.00      288,575.00      288,575.00    0.00     0.00       59,500,000.00
IA3      27,350,000.00      27,350,000.00             0.00      148,829.58      148,829.58    0.00     0.00       27,350,000.00
IA4      11,150,000.00      11,150,000.00             0.00       63,555.00       63,555.00    0.00     0.00       11,150,000.00
IA5      23,425,364.00      23,425,364.00             0.00      138,990.49      138,990.49    0.00     0.00       23,425,364.00
IIA1    376,138,403.00     374,067,070.90     8,764,722.05    2,337,919.19   11,102,641.24    0.00     0.00      365,302,348.85
AR              100.00               0.00             0.00            0.00            0.00    0.00     0.00                0.00
IPP             100.00             100.00             0.00            0.63            0.63    0.00     0.00              100.00
IIPP            100.00             100.00             0.00            0.63            0.63    0.00     0.00              100.00
IIP      11,669,831.00      11,586,615.94       105,435.98            0.00      105,435.98    0.00     0.00       11,481,179.96
IM1       4,777,159.00       4,777,159.00             0.00       27,866.76       27,866.76    0.00     0.00        4,777,159.00
IM2       2,653,977.00       2,653,977.00             0.00       15,481.53       15,481.53    0.00     0.00        2,653,977.00
IB        1,061,592.00       1,061,592.00             0.00        6,192.62        6,192.62    0.00     0.00        1,061,592.00
IIB1      4,997,532.00       4,993,835.06         3,725.85       31,211.47       34,937.32    0.00     0.00        4,990,109.21
IIB2      3,198,420.00       3,196,053.96         2,384.54       19,975.34       22,359.88    0.00     0.00        3,193,669.42
IIB3      1,399,308.00       1,398,272.86         1,043.24        8,739.21        9,782.45    0.00     0.00        1,397,229.62
IIB4        799,605.00         799,013.49           596.14        4,993.83        5,589.97    0.00     0.00          798,417.35
IIB5        599,703.00         599,259.37           447.10        3,745.37        4,192.47    0.00     0.00          598,812.27
IIB6        999,508.00         998,769.20           745.17        6,242.31        6,987.48    0.00     0.00          998,024.03
IX                0.00               0.00             0.00       43,115.33       43,115.33    0.00     0.00                0.00
TOTALS  612,120,702.00     608,507,613.74    17,286,761.68    3,277,023.71   20,563,785.39    0.00     0.00      591,220,852.06

IAIO     20,000,000.00      20,000,000.00             0.00      108,333.33      108,333.33    0.00     0.00       20,000,000.00
IIX      22,733,446.00      22,654,552.72             0.00      141,590.95      141,590.95    0.00     0.00       21,827,717.92
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1    22540VP63     982.40814272   102.03472828     1.59695898      103.63168726          880.37341444       IA1      2.090000 %
IA2    22540VP71   1,000.00000000     0.00000000     4.85000000        4.85000000        1,000.00000000       IA2      5.820000 %
IA3    22540VP89   1,000.00000000     0.00000000     5.44166654        5.44166654        1,000.00000000       IA3      6.530000 %
IA4    22540VP97   1,000.00000000     0.00000000     5.70000000        5.70000000        1,000.00000000       IA4      6.840000 %
IA5    22540VQ21   1,000.00000000     0.00000000     5.93333320        5.93333320        1,000.00000000       IA5      7.096612 %
IIA1   22540VQ47     994.49316506    23.30185373     6.21558227       29.51743601          971.19131133       IIA1     7.500000 %
AR     22540VR53       0.00000000     0.00000000     0.00000000        0.00000000            0.00000000       AR       7.500000 %
IPP    22540VR95   1,000.00000000     0.00000000     6.30000000        6.30000000        1,000.00000000       IPP      7.096612 %
IIPP   22540VS29   1,000.00000000     0.00000000     6.30000000        6.30000000        1,000.00000000       IIPP     7.500000 %
IIP    22540VQ62     992.86921464     9.03491919     0.00000000        9.03491919          983.83429546       IIP      0.000000 %
IM1    22540VQ70   1,000.00000000     0.00000000     5.83333316        5.83333316        1,000.00000000       IM1      7.000000 %
IM2    22540VQ88   1,000.00000000     0.00000000     5.83333239        5.83333239        1,000.00000000       IM2      7.000000 %
IB     22540VQ96   1,000.00000000     0.00000000     5.83333333        5.83333333        1,000.00000000       IB       7.000000 %
IIB1   22540VR20     999.26024686     0.74553800     6.24537672        6.99091472          998.51470886       IIB1     7.500000 %
IIB2   22540VR38     999.26024725     0.74553686     6.24537741        6.99091426          998.51471039       IIB2     7.500000 %
IIB3   22540VR46     999.26024864     0.74553994     6.24537986        6.99091980          998.51470870       IIB3     7.500000 %
IIB4   22540VR61     999.26024725     0.74554311     6.24537115        6.99091426          998.51470414       IIB4     7.500000 %
IIB5   22540VR79     999.26025049     0.74553571     6.24537479        6.99091050          998.51471478       IIB5     7.500000 %
IIB6   22540VR87     999.26083633     0.74553680     6.24538273        6.99091953          998.51529953       IIB6     7.500000 %
TOTALS               994.09742515    28.24077281     5.35355805       33.59433086          965.85665234

IAIO   22540VQ39   1,000.00000000     0.00000000     5.41666650        5.41666650        1,000.00000000       IAIO     6.500000 %
IIX    22540VQ54     996.52963831     0.00000000     6.22831004        6.22831004          960.15878631       IIX      7.500000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                                June 25, 2002


Section 4.04(a)(i)      Scheduled Principal Payments                                                      485,522.32
                        Principal Prepayments                                                          16,409,091.95
                        Repurchases                                                                             0.00

Section 4.04(a)(ii)     Current Interest                                                                3,526,948.00
                        Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Loan Balance                                                        592,008,280.77
                        Loan Group 1 Aggregate Loan Balance                                           203,248,389.54
                        Loan Group 2 Aggregate Loan Balance                                           388,759,891.23

Section 4.04(a)(vi)     Master Servicing Fees                                                               3,105.69
                        Servicing Fees                                                                    127,257.73
                        TGIC Fees                                                                         177,267.04
                        Primary Mortgage Insurance Premiums                                                13,333.63

Section 4.04(a)(viii)   Current Advances                                                                        0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00
                        Outstanding Advances                                                                    0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         4               1,098,426.41    0.54 %
                        2 Month         0                       0.00    0.00 %
                        3 Month         0                       0.00    0.00 %
                        Total           4               1,098,426.41    0.54 %

                        Group 2
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         6               721,190.56      0.19 %
                        2 Month         1               199,190.83      0.05 %
                        3 Month         0                     0.00      0.00 %
                        Total           7               920,381.39      0.24 %

                        Group Totals
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         10              1,819,616.97    0.31 %
                        2 Month          1                199,190.83    0.03 %
                        3 Month          0                      0.00    0.00 %
                        Total           11              2,018,807.80    0.34 %



                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                            June 25, 2002



Section 4.04(a)(x)      Rolling Three Month Delinquency Rate                                      0.000000 %



Section 4.04(a)(xi)     REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses                                                         0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Aggregate Realized Losses                                                       0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity
                        Group 1                                                                         333
                        Group 2                                                                         335

                                     -8-



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
